MASTER LEASE AGREEMENT


      THIS MASTER LEASE AGREEMENT ("Lease") is made and entered into this 21st day of February, 1997, by and between PDS FINANCIAL CORPORATION, a Minnesota corporation ("Lessor"), whose address is 6442 City West Parkway, Suite 300, Minneapolis, Minnesota 55344 and SHOWBOAT MARINA CASINO PARTNERSHIP, an Indiana partnership ("Lessee"), whose address is 400 East Chicago Avenue, East Chicago, Indiana 46312.

Lessor desires to lease to Lessee, and Lessee desires to lease from Lessor in accordance with the terms and conditions contained herein, certain equipment more fully described in the Lease Schedule or Schedules, referred to herein as a "Lease Schedule," as may from time to time be executed by Lessee. All equipment described in such Lease Schedules shall be collectively referred to as the "Equipment" and individually referred to as a "Unit" and is to be installed in and to be used in connection with the business location described in a particular Lease Schedule ("Premises").

     NOW THEREFORE, Lessor and Lessee agree as follows:

1.    LEASE.   This  Lease  establishes  the  general  terms  and
conditions  by which Lessor shall lease the Equipment to  Lessee.
Each Lease Schedule shall be in the form provided by Lessor and shall incorporate by reference the terms of this Lease.

2.  TERM:  RENT AND PAYMENT.

     2.1 TERM. The term of this Lease shall commence on the date set forth in each Lease Schedule (the "Commencement Date") and continue as specified in such Lease Schedule ("Term").

      2.2 RENT AND PAYMENT. Lessee's obligation to pay rent for the Equipment shall commence on the Commencement Date and continue for the Term. The Basic Rent set forth on the Lease Schedule shall be payable on the Commencement Date and on the same day of each month thereafter ("Rent Date"). Any amounts payable by Lessee, other than Basic Rent, shall be deemed Additional Charges and shall be payable on the Rent Date next following the date upon which they accrue or the last day of the Term, whichever is earlier. Lessee shall make all payments at the address of Lessor set forth above or at such other address as Lessor may designate in writing. As used herein, the term "Rent" shall mean all Basic Rent and Additional Charges.

      2.3 LATE CHARGE. If any Rent is not received by Lessor or its assignees within ten (10) days of when due, a late charge on such Rent shall be due and payable with such Rent in an amount equal to four percent (4%) of the amount past due or any part thereof, as reimbursement for administrative costs and not as a penalty.

     2.4 LESSOR'S PERFORMANCE OF LESSEE'S OBLIGATIONS. If Lessee fails to comply with any of its covenants or obligations herein, Lessor may, at its option, perform such covenants or obligations on Lessee's behalf without thereby waiving such conditions or obligations or the failure to comply therewith and all sums advanced by Lessor in connection therewith shall be repayable by Lessee as Additional Charges. No such performance shall be deemed to relieve Lessee of its obligations herein.

3.  CERTIFICATE OF ACCEPTANCE.  Lessee shall deliver to Lessor  a
certificate    of    delivery,   installation   and    acceptance
("Certificate of Acceptance") in the form provided by the Lessor.

4. NET LEASE. This Lease including each Lease Schedule is a net lease and Lessee's obligation to pay all Rent due and the rights of Lessor or its assignees in, and to, such Rent shall be absolute and unconditional under all circumstances, notwithstanding: (i) any setoff, abatement, reduction, counterclaim, recoupment, defense or other right which Lessee may have against Lessor, its assignees, the manufacturer or seller of any Unit, or any other person for any reason whatsoever, including, without limitation, any breach by Lessor of this Lease; (ii) any defect

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in title, condition, operation, fitness for use, or any damage to or destruction of, the Equipment; (iii) any interruption or cessation of use or possession of the Equipment for any reason whatsoever; or (iv) any insolvency, bankruptcy, reorganization or similar proceedings instituted by or against Lessee.

5.  LOCATION: USE: MAINTENANCE; IDENTIFICATION AND INSPECTION.

     5.1 LOCATION, USE, MAINTENANCE AND REPAIRS. (a) Lessee shall keep and use the Equipment on the Premises and shall not relocate or remove any Unit unless Lessor consents, in writing, prior to its relocation or removal. (b) Lessee shall at all times and, at its sole cost and expense, properly use and maintain the Equipment in good operating condition, other than the normal wear and tear, and make all necessary repairs, alterations and replacements thereto (collectively, "Repairs"), all of which shall immediately become the property of Lessor and subject to this Lease. Lessee shall comply with manufacturer instructions relating to the Equipment, and any applicable laws and governmental regulations. (c) Lessee shall pay all costs and expenses associated with removal and return of the Equipment.

      5.2 IDENTIFICATION AND INSPECTION. Upon request by Lessor, Lessee shall mark each Unit conspicuously with appropriate labels or tags furnished by Lessor and maintain such markings through the Term to clearly disclose that said Unit is being leased from Lessor. Subject to Lessee's reasonable security requirements, Lessee shall permit Lessor's representatives to enter the Premises where any Unit is located to inspect such Unit.

6.   LOCATION: LIENS AND ENCUMBRANCES.

      6.1 PERSONAL PROPERTY. Each Unit is personal property and Lessee shall not affix any Unit to realty so as to change its nature to a fixture or real property and agrees that each Unit shall remain personal property during the Term. LESSOR EXPRESSLY RETAINS OWNERSHIP AND TITLE TO THE EQUIPMENT. LESSEE HEREBY AGREES THAT IT SHALL BE RESPONSIBLE FOR ALL OF LESSOR'S OBLIGATIONS AS REQUIRED BY THE STATE GAMING LAWS AND REGULATIONS REGARDING MAINTENANCE, USE, POSSESSION AND OPERATION OF THE EQUIPMENT. Lessee hereby authorizes, empowers, and grants a limited power of attorney to Lessor to record and/or execute and file, on Lessee's behalf, any certificates, memorandums, statements, refiling, and continuations thereof as Lessor deems reasonably necessary or advisable to preserve and protect its interest hereunder. The parties intend to create a lease agreement and the relationship of lessor and lessee between themselves. Nothing in this Lease shall be construed or interpreted to create or imply the existence of a finance lease or installment lease contract. Lessor makes no representation regarding the treatment of this Lease, the Equipment or the payment of obligations under this Lease for financial statement reporting or tax purposes.

      6.2 LIENS AND ENCUMBRANCES. Unless otherwise provided herein, Lessee shall not directly or indirectly create, incur or suffer a mortgage, claim, lien, charge, encumbrance or the legal process of a creditor of Lessee of any kind upon or against this Lease or any Unit. Lessee shall at all times protect and defend, at its own cost and expense, the title of Lessor from and against such mortgages, claims, liens, charges, encumbrances and legal processes of creditors of Lessee and shall keep all the Equipment free and clear from all such claims, liens and legal processes. If any such lien or encumbrance is incurred, Lessee shall immediately notify Lessor and shall take all actions required by Lessor to remove the same.

7.  RETURN OF EQUIPMENT.

      7.1 DUTY OF RETURN. At the expiration of the Term or upon termination of the Lease, Lessee at its expense shall return each Unit to Lessor or its designee at the destination specified by Lessor, in accordance with appropriate gaming laws and regulations. Each Unit shall conform to all of the manufacturer's specifications and gaming laws and regulations with respect to normal function, capability, design and condition (less normal wear and tear).

      7.2  FAILURE  TO  RETURN. If Lessee  fails  to  return  the
Equipment  or  any  portion thereof, as  provided  above,  within
fourteen   (14)  days  following  expiration  of  the   term   or
termination of the Lease, then Lessee shall pay to

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Lessor   an  additional   month's Rent for  each  month,  or  any
portion thereof, that Lessee fails to comply with the terms of this return provision, until all of the Equipment is returned, as provided herein.

8.  RISK OF LOSS: INSURANCE.

      8.1 RISK OF LOSS. Lessee shall bear the risk of all loss or damage to any Unit or caused by any Unit during the period from the time the Unit is shipped by its vendor until the time it is returned as provided herein.

      8.2 UNIT REPLACEMENT. If any Unit is lost, stolen, destroyed, seized by governmental action or, in Lessee's opinion or Lessor's opinion, damaged ("Event of Loss"), this Lease shall remain in full force and effect without abatement of Rent and Lessee shall promptly replace such Unit at its sole expense with a Unit of equivalent value and utility, and similar kind and in substantially the same condition as the replaced Unit immediately prior to the Event of Loss. Title to such replacement unit immediately shall vest and remain in Lessor, and such unit shall be deemed a Unit under this Lease. Upon such vesting of title and provided Lessee is not in default under this Lease, Lessor shall cause to be paid to Lessee or the vendor of the replacement unit any insurance proceeds actually received by Lessor for the replacement Unit. Lessee shall promptly notify Lessor of any Event of Loss and shall provide Lessor with and shall enter into, execute and deliver such documentation as Lessor shall request with respect to the replacement of any such Unit.

      8.3 INSURANCE. Lessee shall obtain and maintain in full force and effect all risk, full replacement cost property damage insurance on the Premises: (i) comprehensive personal liability,
(ii) all risk property damage on the Equipment in amounts reasonably acceptable to Lessor, (iii) workers compensation insurance and (iv) marine insurance. Such insurance shall: (i) name Lessor and its Assignees, if any, as additional insureds and first loss payees as their interests may appear; and (ii) provide that the policy may not be canceled or materially altered without thirty (30) days prior written notice to Lessor and its Assignees. All such insurance shall be placed with companies having a rating of at least A, Class XII or better by Best's rating service. Lessee shall furnish to Lessor, upon request and throughout the Term, insurance certificates of a kind satisfactory to Lessor and its Assignees showing the existence of the insurance required hereunder and premium paid.

9.   LESSOR'S PURCHASE AND PERFORMANCE. Upon receipt of  a  Lease
Schedule executed and delivered by Lessee, Lessee shall bear all responsibilities and perform all obligations of Lessor thereunder other than payment of the purchase price.

10.  TAXES.

      10.1 TAXES. Lessee agrees to report, file, pay promptly when due to the appropriate taxing authority and indemnify, defend, and hold Lessor harmless from and against any and all taxes (including gross receipts), assessments, license fees and other federal, state or local governmental charges of any kind or nature, together with any penalties, interest or fines related thereto (collectively, "Taxes") that pertain to the Equipment, its purchase, or this Lease, except such Taxes based solely upon the net income of Lessor.

       10.2 LESSOR'S FILING OF TAXES. Notwithstanding the foregoing, Lessor at its election may report and file sales and/or use taxes which are filed and paid periodically through the Term, and the amounts so due may be invoiced to Lessee and payable as specified therein.

11. INDEMNIFICATION. Except for the negligence of Lessor, its employees or agents and assigns, Lessee hereby assumes liability for and agrees to indemnify, defend, protect, save and hold harmless the Lessor, its agents, employees, directors and assignees from and against any and all losses, damages, injuries, claims, penalties, demands and all expenses, legal or otherwise (including reasonable attorneys' fees) of whatever kind and nature arising from the purchase, ownership, use, condition, operation or maintenance of the Equipment, until the Equipment is returned to Lessor. Any claim, defense, setoff, or other right of Lessee against any such indemnified party shall not in any way affect, limit, or diminish Lessee's indemnity obligations hereunder. Lessee shall notify Lessor immediately as to any claim, suit, action, damage, or injury related to the Equipment of which Lessee has

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actual  or  other notice and shall, at its own cost and  expense, defend any and all suits which may be brought against Lessor, shall satisfy, pay and discharge any and all judgments and fines that may be recovered against Lessor in any such action or actions, provided, however, that Lessor shall give Lessee written notice of any such claim or demand. Lessee agrees that its obligations under this Section 11 shall survive the expiration or termination of this Lease.

12.   REPRESENTATIONS  AND  WARRANTIES.   Lessee  represents  and
warrants to Lessor that: i) the making of this Lease and any Lease Schedule executed by Lessee is duly authorized on the part of Lessee and that upon due execution thereof by Lessee and Lessor they shall constitute valid obligations binding upon, and enforceable against, Lessee in accordance with their terms; ii) neither the making of this Lease or such Lease Schedule, nor the due performance by Lessee, including the commitment and payment of the Rent, shall result in any breach of, or constitute a default under, or violation of, Lessee's articles of incorporation, by-laws, or any agreement to which Lessee is a party or by which Lessee is bound; iii) no approval or consent not already obtained or withholding of objection is required from any governmental authority with respect to the entering into, or performance of this Lease or any Lease Schedule by Lessee; iv)
Lessee has obtained or will obtain all licenses and permits required by applicable laws or regulations (the "Gaming Laws") for the operation of its business prior to the commencement of gaming on the Premises.

13. DISCLAIMERS; MANUFACTURERS WARRANTIES. LESSEE ACKNOWLEDGES THAT EACH UNIT IS OF THE DESIGN, CAPACITY AND MANUFACTURE SPECIFIED FOR AND BY THE LESSEE AND THAT LESSEE IS SATISFIED THAT THE SAME IS SUITABLE FOR LESSEE'S PURPOSES. LESSEE AGREES, REGARDLESS OF CAUSE, NOT TO ASSERT ANY CLAIM WHATSOEVER AGAINST LESSOR FOR LOSS OF ANTICIPATORY PROFITS OR CONSEQUENTIAL DAMAGES. LESSOR EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES WITH RESPECT TO THE EQUIPMENT WHETHER EXPRESSED OR IMPLIED. Without limiting the generality of the foregoing it is intended by the parties to exclude any and all implied warranties of merchantability and fitness for particular purposes. NO SALESMAN OR AGENT OF LESSOR IS AUTHORIZED TO WAIVE OR ALTER ANY TERM OF THIS LEASE OR MAKE ANY REPRESENTATION REGARDING THE EQUIPMENT.

14.  ASSIGNMENT OF LEASE.

      14.1 ASSIGNMENT BY LESSOR. Lessee acknowledges and agrees that Lessor may assign, mortgage, or otherwise transfer its interest thereunder and/or in the Equipment to others ("Assignees") without consent of Lessee, provided however that Lessee and the Indiana Gaming Commission ("Control Board") shall be notified of any assignment. Accordingly, Lessee and Lessor agree that upon such assignment, Lessee (i) shall acknowledge such assignment in writing by executing a Notice, Consent and Acknowledgment of Assignment furnished by Lessor; (ii) shall promptly pay all Rent when due to the designated Assignees, notwithstanding any defense, setoff, abatement, recoupment, reduction or counterclaim whatsoever that Lessee may have against Lessor; (iii) shall not permit the Lease or Lease Schedule so assigned to be amended or the terms thereof waived without the prior written consent of the Assignees; (iv) shall not require the Assignees to perform any obligations of Lessor under such Lease Schedule; (v) shall not terminate or attempt to terminate the Lease or Lease Schedule on account of any default by Lessor; and (vi) acknowledges that any Assignee may reassign its rights and interest with the same force and effect as the assignment described herein.

      14.2 ASSIGNMENT OR SUBLEASE BY LESSEE. Lessee shall not assign this Lease or any Lease Schedule or assign its rights in or sublet the Equipment, or any interest therein without Lessor's and its Assignee's prior written consent, which consent shall not be unreasonably withheld.

15.  FINANCIAL INFORMATION; FURTHER ASSURANCES.

      15.1 FINANCIAL INFORMATION. Throughout the Term, Lessee shall deliver to Lessor copies of unaudited quarterly and audited annual financial statements of Lessee which will reflect the financial condition and

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operations of Lessee as well as such other information  regarding
Lessee reasonably requested by Lessor or its Assignees.

      15.2 FURTHER ASSURANCES. Lessee shall execute and deliver to Lessor, such other documents, and take such further action as Lessor may request, in order to effectively carry out the intent and purposes of this Lease and the Lease Schedules. All documentation  shall be in a form acceptable to  Lessor  and  its
Assignees. Lessee shall provide all necessary notices to the Control Board. During the Term of any Lease Schedule, Lessee shall comply with Section 4.07, Restricted Payments, of its Indenture with American Bank National Association dated as of
March  28,  1996 (the "Indenture").  The financial  covenants  of
Section  4.07  of  the  Indenture  are  incorporated  herein   by
reference.

     15.3 LEASE AGREEMENT. If any court of competent jurisdiction should determine that this Lease constitutes a security arrangement as opposed to a true lease, the parties then agree that this Lease shall constitute a security agreement within the meaning of the Uniform Commercial Code and that the Lessor shall be considered a secured party under the provisions thereof and shall be entitled to all the rights and remedies of a secured party and Lessee, as debtor, grants to Lessor, as secured party, a security interest in the Equipment; provided nothing herein shall be construed nor shall the inclusion of this paragraph be interpreted as derogating from the stated intent and contractual understanding of the parties that this is a true lease.

16.  DEFAULT BY LESSEE; REMEDIES.

      16.1 DEFAULT BY LESSEE. Lessee shall be in default upon the occurrence of any one of the following events ("Event of
Default"): (a) failure to pay Rent when due; (b) failure to perform any other term, condition or covenant of this Lease or any Lease Schedule; (c) Lessee ceases or is enjoined, restrained or in any way prevented from conducting business as a going concern; (d) if any proceeding is filed by or against the Lessee for an assignment for the benefit of creditors, a voluntary or involuntary petition in bankruptcy, or if Lessee is adjudicated a bankrupt or an insolvent; (e) Lessee attempts to remove, sell, transfer, encumber, part with possession or sublet the Equipment or any Unit thereof; (f) any Unit is attached, levied upon, encumbered, pledged, or seized under any judicial process; (g) any warranty or representation made or furnished to the Lessor by or on behalf of the Lessee is false in any material respect when made or furnished; (h) failure to maintain in full force and effect the licenses and permits required under the Gaming Laws for the operation of Lessee's business; (i) failure to comply with all gaming regulations; (j) if a material default occurs under any mortgage, indenture, or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness of Lessee for money borrowed, whether such indebtedness now exists or shall be created hereafter, which event of default is not cured within thirty (30) days, or in the event of a non-monetary default, within such reasonable period of time as may be agreed upon by the parties hereto; or (k) any change in control of the Lessee or its business.

       16.2 LESSOR REMEDIES. Lessee acknowledges that the enforcement of this Lease requires approval of the Control Board and/or the Indiana Gaming Commission ("the Commission") and that copies of all Default Notices, legal proceedings, etc. will be forwarded to the appropriate agency as required by state law, regulation or upon request of the Control Board or the Commission. Lessee further acknowledges that upon any Event of Default, and at any time thereafter, Lessor, may in addition to any and all rights and remedies it may have at law or in equity, without notice to or demand upon Lessee at its sole option: (i) declare the aggregate Rent then accrued and unpaid together with the balance of any Rent to be immediately due and payable; (ii) proceed by appropriate court action or other proceeding, either at law or in equity to enforce performance by Lessee of any and all covenants of this Lease; (iii) on written notice to Lessee, terminate any of Lessee's rights under this Lease or Schedule in which event Lessee shall immediately surrender and return the Equipment to Lessor pursuant to the provisions hereof; and (iv) subject to appropriate Gaming Laws, rules, laws and regulations, and required approvals, take possession, sell and/or re-lease any Unit as Lessor may desire, in its sole discretion.

Lessor's rights and remedies herein are cumulative and in addition to any rights or remedies available at law or in equity including the Uniform Commercial Code, and may be exercised concurrently or separately. Lessee shall pay all costs, expenses, losses, damages and legal costs (including reasonable attorneys' fees) incurred by Lessor and its

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Assignees as a result of enforcing any terms or conditions of the
Lease or any Schedules. A termination hereunder shall occur only upon written notice by Lessor to Lessee and no repossession or other act by Lessor after default shall relieve Lessee from any of its obligations to Lessor hereunder unless Lessor so notifies Lessee in writing.

17.  MISCELLANEOUS.

      17.1 NOTICES. Except as otherwise required by law, all notices required herein shall be in writing and sent by prepaid certified mail or by courier, addressed to the party at the address of the party specified herein or such other address designated in writing. Notice shall be effective upon the earlier of its receipt or four (4) days after it is sent.

      17.2 SURVIVAL OF INDEMNITIES. All indemnities of Lessee shall survive and continue in full force and effect for events occurring prior to the return of the Equipment to the Lessor, notwithstanding the expiration or termination of the Term.

     17.3 COUNTERPARTS. Each Lease and any Lease Schedule may be executed in counterparts.

      17.4 MULTIPLE LESSEES. If more than one Lessee is named in this Lease or a Lease Schedule the liability of each shall be joint and several.

      17.5 TITLES. Section titles are not intended to have legal effect or limit or otherwise affect the interpretation of this Lease or any Lease Schedule.

      17.6 WAIVER. No delay or omission in the exercise of any right or remedy herein provided or otherwise available to Lessor, or prior course of conduct, shall impair or diminish Lessor's rights to exercise the same or any other right of Lessor; nor shall any obligation of Lessee hereunder be deemed waived. The acceptance of rent by Lessor after it is due shall not be deemed to be a waiver of any breach by Lessee of its obligations under this Lease or any Lease Schedule.

      17.7 SUCCESSORS. This Lease and each Lease Schedule shall inure to the benefit of and be binding upon Lessor and Lessee and their respective successors in interest.

      17.8  NOT  AN  OFFER.   Neither this Lease  nor  any  Lease
Schedule shall be deemed to constitute an offer or be binding upon Lessor until executed by Lessor's authorized officer.

      17.9 SEVERABILITY. If any provisions of this Lease or any Lease Schedule shall be held to be invalid or unenforceable, the validity and enforceability of the remaining provision thereof shall not be affected or impaired in any way.

      17.10  MODIFICATION.   Lessor and  Lessee  agree  that  any
modifications to this Lease or any Lease Schedule shall be in writing and shall be signed by both parties and their last known assignees, if any.

      17.11 LEASE IRREVOCABLE. This Lease is irrevocable for the full Term hereof and the Rent shall not abate by reason of termination of Lessee's right of possession and/or the taking of possession by the Lessor or for any other reason.

     17.12 GOVERNING LAW. This Lease and each Lease Schedule are entered into under and shall be construed in accordance with, and governed by the laws of the State of Indiana.

      17.13 RIDERS. In the event that any riders are attached hereto and made a part hereof and if there is a conflict between the terms and provisions of any rider, including any Lease Schedule and the terms and provisions herein, the terms and provisions of the rider or Lease Schedule shall control to the extent of such conflict.

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     17.14 ENTIRE AGREEMENT.  LESSEE REPRESENTS THAT IT HAS READ,
RECEIVED,  RETAINED  A COPY OF AND UNDERSTANDS  THIS  LEASE,  AND
AGREES  TO  BE  BOUND  BY ITS TERMS AND CONDITIONS.   LESSOR  AND
LESSEE AGREE THAT THIS LEASE, ALL RIDERS, LEASE SCHEDULES, OR EXHIBITS HERETO, AND THE LEASE SCHEDULES SHALL CONSTITUTE THE ENTIRE AGREEMENT AND SUPERSEDE ALL PROPOSALS, ORAL OR WRITTEN, ALL PRIOR NEGOTIATIONS AND ALL OTHER COMMUNICATIONS BETWEEN LESSOR AND LESSEE WITH RESPECT TO ANY UNIT.

      IN WITNESS WHEREOF, the parties hereto have caused this Lease to be duly executed on the date set forth by their authorized representatives.


LESSEE:                                   LESSOR:

SHOWBOAT MARINA CASINO                    PDS FINANCIAL CORPORATION,
PARTNERSHIP, an Indiana                   a Minnesota corporation
general partnership

By:  SHOWBOAT MARINA PARTNERSHIP,
     an Indiana general partnership,
     its general partner                  By:___________________________
                                          Its:__________________________
By:  SHOWBOAT INDIANA INVESTMENT
     LIMITED PARTNERSHIP, a Nevada limited
     partnership, its general partner

By:  SHOWBOAT INDIANA, INC., a Nevada
     corporation, its general partner


By:_____________________________________
     Name:______________________________
     Title:_____________________________

         LEASE SCHEDULE NO. 1 TO MASTER LEASE AGREEMENT


      This Lease Schedule No. 1 is attached to and made a part of the Master Lease Agreement ("Lease") between PDS FINANCIAL CORPORATION, a Minnesota corporation ("Lessor"), and SHOWBOAT MARINA CASINO PARTNERSHIP, an Indiana partnership ("Lessee"), dated February 21, 1997.

     1.   Description of Equipment:  The Equipment listed on
          Attachment "A" to this Lease Schedule is added to the Equipment leased under the Lease and made subject to the provisions of the Lease.

     2.   Commencement Date:  The Commencement Date for  the
          Equipment leased under this Schedule will be the date the Equipment is delivered and accepted by the Lessee.

     3.   Term:  The Term shall commence on the Commencement
          Date and shall continue for 48 consecutive months.

     4. The Basic Rent due each month during the Term for the Equipment described herein is as follows:

               a.    The  first  payment  under  this  Lease
               Schedule  in  an amount equal  to  $88,609.18
               shall be due and payable on April 1, 1997.

               b.    Payment of the Basic Rent in the amount
               of $88,609.18 shall be due on May 1, 1997 and on the first day of each month thereafter through and including March 1, 2001.

               c. In addition to the monthly Basic Rent due as set forth above, Lessee shall pay Lessor an amount equal to all taxes which may be imposed by any Federal, State or local authority from time to time.

     5.   All   of   the   provisions  of  the   Lease   are
          incorporated by reference herein as if set forth fully herein.

Dated:  February 21, 1997

LESSEE:                                   LESSOR:

SHOWBOAT MARINA CASINO                    PDS FINANCIAL CORPORATION,
PARTNERSHIP, an Indiana                   a Minnesota corporation
general partnership

By:  SHOWBOAT MARINA PARTNERSHIP,
     an Indiana general partnership,
     its general partner                  By:___________________________
                                          Its:__________________________
By:  SHOWBOAT INDIANA INVESTMENT
     LIMITED PARTNERSHIP, a Nevada limited
     partnership, its general partner

By:  SHOWBOAT INDIANA, INC., a Nevada
     corporation, its general partner


By:_____________________________________
     Name:________________________________
     Title:_______________________________

          LEASE SCHEDULE NO. 2 TO MASTER LEASE AGREEMENT

      This Lease Schedule No. 2 is attached to and made a part of the Master Lease Agreement ("Lease") between PDS FINANCIAL CORPORATION, a Minnesota corporation ("Lessor"), and SHOWBOAT MARINA CASINO PARTNERSHIP, an Indiana partnership ("Lessee"), dated February 21, 1997.

     1.   Description of Equipment:  The Equipment listed on
          Attachment "A" to this Lease Schedule is added to the Equipment leased under the Lease and made subject to the provisions of the Lease.

     2.   Commencement Date:  The Commencement Date for  the
          Equipment leased under this Schedule will be the date the Equipment is delivered and accepted by the Lessee.

     3.   Term:  The Term shall commence on the Commencement
          Date and shall continue for 48 consecutive months.

     4. The Basic Rent due each month during the Term for the Equipment described herein is as follows:

               a.    The  first  payment  under  this  Lease
               Schedule  in  an amount equal  to  $80,035.85
               shall be due and payable on April 1, 1997.

               b.    Payment of the Basic Rent in the amount
               of $80,035.85 shall be due on May 1, 1997 and on the first day of each month thereafter through and including March 1, 2001.

               c. In addition to the monthly Basic Rent due as set forth above, Lessee shall pay Lessor an amount equal to all taxes which may be imposed by any Federal, State or local authority from time to time.

     5.   All   of   the   provisions  of  the   Lease   are
          incorporated by reference herein as if set forth fully herein.

Dated:  February 21, 1997

LESSEE:                                   LESSOR:

SHOWBOAT MARINA CASINO                    PDS FINANCIAL CORPORATION,
PARTNERSHIP, an Indiana                   a Minnesota corporation
general partnership

By:  SHOWBOAT MARINA PARTNERSHIP,
     an Indiana general partnership,
     its general partner                  By:___________________________
                                          Its:__________________________
By:  SHOWBOAT INDIANA INVESTMENT
     LIMITED PARTNERSHIP, a Nevada limited
     partnership, its general partner

By:  SHOWBOAT INDIANA, INC., a Nevada
     corporation, its general partner


By:___________________________________
     Name:____________________________
     Title:___________________________

         LEASE SCHEDULE NO. 3 TO MASTER LEASE AGREEMENT

      This Lease Schedule No. 3 is attached to and made a part of the Master Lease Agreement ("Lease") between PDS FINANCIAL CORPORATION, a Minnesota corporation ("Lessor"), and SHOWBOAT MARINA CASINO PARTNERSHIP, an Indiana partnership ("Lessee"), dated February 21, 1997.

     1.   Description of Equipment:  The Equipment listed on
          Attachment "A" to this Lease Schedule is added to the Equipment leased under the Lease and made subject to the provisions of the Lease.

     2.   Commencement Date:  The Commencement Date for  the
          Equipment leased under this Schedule will be the date the Equipment is delivered and accepted by the Lessee.

     3.   Term:  The Term shall commence on the Commencement
          Date and shall continue for 48 consecutive months.

     4. The Basic Rent due each month during the Term for the Equipment described herein is as follows:

               a.    The  first  payment  under  this  Lease
               Schedule  in  an amount equal  to  $79,450.81
               shall be due and payable on April 1, 1997.

               b.    Payment of the Basic Rent in the amount
               of $79,450.81 shall be due on May 1, 1997 and on the first day of each month thereafter through and including March 1, 2001.

               c. In addition to the monthly Basic Rent due as set forth above, Lessee shall pay Lessor an amount equal to all taxes which may be imposed by any Federal, State or local authority from time to time.

     5.   All   of   the   provisions  of  the   Lease   are
          incorporated by reference herein as if set forth fully herein.

Dated:  February 21, 1997

LESSEE:                                   LESSOR:

SHOWBOAT MARINA CASINO                    PDS FINANCIAL CORPORATION,
PARTNERSHIP, an Indiana                   a Minnesota corporation
general partnership

By:  SHOWBOAT MARINA PARTNERSHIP,
     an Indiana general partnership,
     its general partner                  By:___________________________
                                          Its:__________________________
By:  SHOWBOAT INDIANA INVESTMENT
     LIMITED PARTNERSHIP, a Nevada limited
     partnership, its general partner

By:  SHOWBOAT INDIANA, INC., a Nevada
     corporation, its general partner


By:_____________________________________
     Name:______________________________
     Title:_____________________________

         LEASE SCHEDULE NO. 4 TO MASTER LEASE AGREEMENT

      This Lease Schedule No. 4 is attached to and made a part of the Master Lease Agreement ("Lease") between PDS FINANCIAL CORPORATION, a Minnesota corporation ("Lessor"), and SHOWBOAT MARINA CASINO PARTNERSHIP, an Indiana partnership ("Lessee"), dated February 21, 1997.

     1.   Description of Equipment:  The Equipment listed on
          Attachment "A" to this Lease Schedule is added to the Equipment leased under the Lease and made subject to the provisions of the Lease.

     2.   Commencement Date:  The Commencement Date for  the
          Equipment leased under this Schedule will be the date the Equipment is delivered and accepted by the Lessee.

     3.   Term:  The Term shall commence on the Commencement
          Date and shall continue for 48 consecutive months.

     4. The Basic Rent due each month during the Term for the Equipment described herein is as follows:

               a.    The  first  payment  under  this  Lease
               Schedule  in  an amount equal  to  $33,711.01
               shall be due and payable on April 1, 1997.

               b.    Payment of the Basic Rent in the amount
               of $33,711.01 shall be due on May 1, 1997 and on the first day of each month thereafter through and including March 1, 2001.

               c. In addition to the monthly Basic Rent due as set forth above, Lessee shall pay Lessor an amount equal to all taxes which may be imposed by any Federal, State or local authority from time to time.

     5.   All   of   the   provisions  of  the   Lease   are
          incorporated by reference herein as if set forth fully herein.

Dated:  March 5, 1997

LESSEE:                                   LESSOR:

SHOWBOAT MARINA CASINO                    PDS FINANCIAL CORPORATION,
PARTNERSHIP, an Indiana                   a Minnesota corporation
general partnership

By:  SHOWBOAT MARINA PARTNERSHIP,
     an Indiana general partnership,
     its general partner                  By:__________________________
                                          Its:_________________________
By:  SHOWBOAT INDIANA INVESTMENT
     LIMITED PARTNERSHIP, a Nevada limited
     partnership, its general partner

By:  SHOWBOAT INDIANA, INC., a Nevada
     corporation, its general partner


By:_____________________________________
     Name:______________________________
     Title:_____________________________

                    PURCHASE/RENEWAL OPTION
                    TO LEASE SCHEDULE NO. 1

This Purchase/Renewal Option is attached to and made a part of the Master Lease Agreement ("Lease") between PDS FINANCIAL CORPORATION, a Minnesota corporation ("Lessor"), and SHOWBOAT MARINA CASINO PARTNERSHIP, an Indiana partnership ("Lessee") and Lease Schedule No. 1 to Master Lease Agreement ("Schedule No. 1"), each dated February 21, 1997.

If Lessee has not been in default under the terms of the Lease, at the expiration of the Term, Lessor grants Lessee an option to
(a) purchase (the "Purchase Option") all but not less than all of the Equipment described on the above Lease Schedule for the sum equal to $1.00 (the "Exercise Price"). Upon timely receipt of such notice of exercise, receipt of the payment of all Rent due under the Lease and payment of the Exercise Price, Lessor will, with exercise of the purchase option, execute and deliver to Lessee a Bill of Sale for the Equipment described in the Lease Schedule. Upon failure of the Lessor to so deliver a Bill of Sale, this Purchase/Renewal Option to Lease Schedule No. 1 shall then constitute a conveyance of the Equipment in accordance herewith. Lessee shall in all respects remain obligated under the Lease for payment of Rent, care, maintenance, delivery, use and insurance of the Equipment until Lessor inspects and accepts the Equipment. In the event it shall at any time be determined that by reason of the options hereby given or otherwise that the lease of the Equipment to which the Purchase Option applies was in fact a sale to the Lessee of the Equipment, the Lessee agrees that neither it nor its successors or assigns has or will have any claim or cause of action against Lessor, its successors or assigns, for any reason for loss sustained by virtue of such determination.

LESSEE ACKNOWLEDGES THAT THE EQUIPMENT SOLD BY LESSOR UNDER THE PURCHASE OPTION IS BEING SOLD IN AN "AS IS, WHERE IS" CONDITION. LESSOR MAKES, AND WILL MAKE, NO REPRESENTATIONS OR WARRANTIES REGARDING THE EQUIPMENT, ITS SUITABILITY FOR LESSEE'S PURPOSE, OR ITS COMPLIANCE WITH ANY LAWS. LESSEE HEREBY ASSUMES ALL LIABILITY FOR THE EQUIPMENT AND AGREES TO INDEMNIFY LESSOR PER THE TERMS OF THE LEASE FOR ANY CLAIMS ARISING OUT OF THE PURCHASE OF THE EQUIPMENT.

LESSEE:                                   LESSOR:

SHOWBOAT MARINA CASINO                    PDS FINANCIAL CORPORATION,
PARTNERSHIP, an Indiana                   a Minnesota corporation
general partnership

By:  SHOWBOAT MARINA PARTNERSHIP,
     an Indiana general partnership,
     its general partner                  By:__________________________
                                          Its:_________________________
By:  SHOWBOAT INDIANA INVESTMENT
     LIMITED PARTNERSHIP, a Nevada limited
     partnership, its general partner

By:  SHOWBOAT INDIANA, INC., a Nevada
     corporation, its general partner


By:_____________________________________
     Name:______________________________
     Title:_____________________________

                    PURCHASE/RENEWAL OPTION
                    TO LEASE SCHEDULE NO. 2

This Purchase/Renewal Option is attached to and made a part of the Master Lease Agreement ("Lease") between PDS FINANCIAL CORPORATION, a Minnesota corporation ("Lessor"), and SHOWBOAT MARINA CASINO PARTNERSHIP, an Indiana partnership ("Lessee") and Lease Schedule No. 2 to Master Lease Agreement ("Schedule No. 2"), each dated February 21, 1997.

If Lessee has not been in default under the terms of the Lease, at the expiration of the Term, Lessor grants Lessee an option to
(a) purchase (the "Purchase Option") all but not less than all of the Equipment described on the above Lease Schedule for the sum equal to $1.00 (the "Exercise Price"). Upon timely receipt of such notice of exercise, receipt of the payment of all Rent due under the Lease and payment of the Exercise Price, Lessor will, with exercise of the purchase option, execute and deliver to Lessee a Bill of Sale for the Equipment described in the Lease Schedule. Upon failure of the Lessor to so deliver a Bill of Sale, this Purchase/Renewal Option to Lease Schedule No. 2 shall then constitute a conveyance of the Equipment in accordance herewith. Lessee shall in all respects remain obligated under the Lease for payment of Rent, care, maintenance, delivery, use and insurance of the Equipment until Lessor inspects and accepts the Equipment. In the event it shall at any time be determined that by reason of the options hereby given or otherwise that the lease of the Equipment to which the Purchase Option applies was in fact a sale to the Lessee of the Equipment, the Lessee agrees that neither it nor its successors or assigns has or will have any claim or cause of action against Lessor, its successors or assigns, for any reason for loss sustained by virtue of such determination.

LESSEE ACKNOWLEDGES THAT THE EQUIPMENT SOLD BY LESSOR UNDER THE PURCHASE OPTION IS BEING SOLD IN AN "AS IS, WHERE IS" CONDITION. LESSOR MAKES, AND WILL MAKE, NO REPRESENTATIONS OR WARRANTIES REGARDING THE EQUIPMENT, ITS SUITABILITY FOR LESSEE'S PURPOSE, OR ITS COMPLIANCE WITH ANY LAWS. LESSEE HEREBY ASSUMES ALL LIABILITY FOR THE EQUIPMENT AND AGREES TO INDEMNIFY LESSOR PER THE TERMS OF THE LEASE FOR ANY CLAIMS ARISING OUT OF THE PURCHASE OF THE EQUIPMENT.

LESSEE:                                   LESSOR:

SHOWBOAT MARINA CASINO                    PDS FINANCIAL CORPORATION,
PARTNERSHIP, an Indiana                   a Minnesota corporation
general partnership

By:  SHOWBOAT MARINA PARTNERSHIP,
     an Indiana general partnership,
     its general partner                  By:__________________________
                                          Its:_________________________
By:  SHOWBOAT INDIANA INVESTMENT
     LIMITED PARTNERSHIP, a Nevada limited
     partnership, its general partner

By:  SHOWBOAT INDIANA, INC., a Nevada
     corporation, its general partner


By:___________________________________
     Name:____________________________
     Title:___________________________

                    PURCHASE/RENEWAL OPTION
                    TO LEASE SCHEDULE NO. 3

This Purchase/Renewal Option is attached to and made a part of the Master Lease Agreement ("Lease") between PDS FINANCIAL CORPORATION, a Minnesota corporation ("Lessor"), and SHOWBOAT MARINA CASINO PARTNERSHIP, an Indiana partnership ("Lessee") and Lease Schedule No. 3 to Master Lease Agreement ("Schedule No. 3"), each dated February 21, 1997.

If Lessee has not been in default under the terms of the Lease, at the expiration of the Term, Lessor grants Lessee an option to
(a) purchase (the "Purchase Option") all but not less than all of the Equipment described on the above Lease Schedule for the sum equal to $1.00 (the "Exercise Price"). Upon timely receipt of such notice of exercise, receipt of the payment of all Rent due under the Lease and payment of the Exercise Price, Lessor will, with exercise of the purchase option, execute and deliver to Lessee a Bill of Sale for the Equipment described in the Lease Schedule. Upon failure of the Lessor to so deliver a Bill of Sale, this Purchase/Renewal Option to Lease Schedule No. 3 shall then constitute a conveyance of the Equipment in accordance herewith. Lessee shall in all respects remain obligated under the Lease for payment of Rent, care, maintenance, delivery, use and insurance of the Equipment until Lessor inspects and accepts the Equipment. In the event it shall at any time be determined that by reason of the options hereby given or otherwise that the lease of the Equipment to which the Purchase Option applies was in fact a sale to the Lessee of the Equipment, the Lessee agrees that neither it nor its successors or assigns has or will have any claim or cause of action against Lessor, its successors or assigns, for any reason for loss sustained by virtue of such determination.

LESSEE ACKNOWLEDGES THAT THE EQUIPMENT SOLD BY LESSOR UNDER THE PURCHASE OPTION IS BEING SOLD IN AN "AS IS, WHERE IS" CONDITION. LESSOR MAKES, AND WILL MAKE, NO REPRESENTATIONS OR WARRANTIES REGARDING THE EQUIPMENT, ITS SUITABILITY FOR LESSEE'S PURPOSE, OR ITS COMPLIANCE WITH ANY LAWS. LESSEE HEREBY ASSUMES ALL LIABILITY FOR THE EQUIPMENT AND AGREES TO INDEMNIFY LESSOR PER THE TERMS OF THE LEASE FOR ANY CLAIMS ARISING OUT OF THE PURCHASE OF THE EQUIPMENT.

LESSEE:                            LESSOR:

SHOWBOAT MARINA CASINO             PDS FINANCIAL CORPORATION,
PARTNERSHIP, an Indiana            a Minnesota corporation
general partnership

By:SHOWBOAT MARINA PARTNERSHIP,an
   Indiana  general  partnership,
   its general partner
By:_____________________________
Its:____________________________

By:  SHOWBOAT INDIANA INVESTMENT
     LIMITED PARTNERSHIP, a Nevada
     limited partnership, its
     general partner

By:  SHOWBOAT INDIANA, INC., a Nevada
     corporation, its general partner


By:___________________________________
     Name:____________________________
     Title:___________________________

                    PURCHASE/RENEWAL OPTION
                    TO LEASE SCHEDULE NO. 4


This Purchase/Renewal Option is attached to and made a part of the Master Lease Agreement dated February 21, 1997 ("Lease") between PDS FINANCIAL CORPORATION, a Minnesota corporation ("Lessor"), and SHOWBOAT MARINA CASINO PARTNERSHIP, an Indiana partnership ("Lessee") and Lease Schedule No. 4 to Master Lease Agreement dated March 5, 1997 ("Schedule No. 4").

If Lessee has not been in default under the terms of the Lease, at the expiration of the Term, Lessor grants Lessee an option to
(a) purchase (the "Purchase Option") all but not less than all of the Equipment described on the above Lease Schedule for the sum equal to $1.00 (the "Exercise Price"). Upon timely receipt of such notice of exercise, receipt of the payment of all Rent due under the Lease and payment of the Exercise Price, Lessor will, with exercise of the purchase option, execute and deliver to Lessee a Bill of Sale for the Equipment described in the Lease Schedule. Upon failure of the Lessor to so deliver a Bill of Sale, this Purchase/Renewal Option to Lease Schedule No. 4 shall then constitute a conveyance of the Equipment in accordance herewith. Lessee shall in all respects remain obligated under the Lease for payment of Rent, care, maintenance, delivery, use and insurance of the Equipment until Lessor inspects and accepts the Equipment. In the event it shall at any time be determined that by reason of the options hereby given or otherwise that the lease of the Equipment to which the Purchase Option applies was in fact a sale to the Lessee of the Equipment, the Lessee agrees that neither it nor its successors or assigns has or will have any claim or cause of action against Lessor, its successors or assigns, for any reason for loss sustained by virtue of such determination.

LESSEE ACKNOWLEDGES THAT THE EQUIPMENT SOLD BY LESSOR UNDER THE PURCHASE OPTION IS BEING SOLD IN AN "AS IS, WHERE IS" CONDITION. LESSOR MAKES, AND WILL MAKE, NO REPRESENTATIONS OR WARRANTIES REGARDING THE EQUIPMENT, ITS SUITABILITY FOR LESSEE'S PURPOSE, OR ITS COMPLIANCE WITH ANY LAWS. LESSEE HEREBY ASSUMES ALL LIABILITY FOR THE EQUIPMENT AND AGREES TO INDEMNIFY LESSOR PER THE TERMS OF THE LEASE FOR ANY CLAIMS ARISING OUT OF THE PURCHASE OF THE EQUIPMENT.

LESSEE:                            LESSOR:

SHOWBOAT MARINA CASINO             PDS FINANCIAL CORPORATION,
PARTNERSHIP, an Indiana            a Minnesota corporation
general partnership

By: SHOWBOAT MARINA PARTNERSHIP,
    an Indiana general partnership,
    its general partner

By:______________________________
Its:_____________________________

By:  SHOWBOAT INDIANA INVESTMENT
     LIMITED PARTNERSHIP, a Nevada
     limited partnership, its
     general partner

By:  SHOWBOAT INDIANA, INC., a Nevada
     corporation, its general partner


By:_______________________________
     Name:________________________
     Title:_______________________

                 FIRST PREFERRED SHIP MORTGAGE

                   PRELIMINARY MORTGAGE DATA:


VESSEL NAME:                      MV/SHOWBOAT

U.S.C.G.  OFFICIAL NUMBER:        ____________

HOME PORT:                        __________________________

HAILING PORT:                     __________________________

NAME AND ADDRESS OF MORTGAGOR:    Showboat Marina Casino Partnership
                                  400 East Chicago Avenue
                                  East Chicago, Indiana  46312

NAME AND ADDRESS OF MORTGAGEE:    PDS Financial Corporation
                                  6442 City West Parkway, Suite 300
                                  Minneapolis, MN  55344

AMOUNT OF DIRECT OR CONTINGENT
OBLIGATIONS THAT IS OR MAY
BECOME SECURED BY THIS
MORTGAGE, EXCLUSIVE OF
INTEREST, EXPENSES AND FEES:      $11,000,000.00

INTEREST OF MORTGAGOR IN VESSEL:  100%

INTEREST IN VESSEL MORTGAGED
HEREUNDER:                        100%


                SUBSTANTIVE MORTGAGE PROVISIONS:

       THIS PREFERRED SHIP MORTGAGE (this "Mortgage") is made and entered into as of this 21st day of February, 1997 by SHOWBOAT MARINA CASINO PARTNERSHIP, an Indiana partnership, as Mortgagor (the "Shipowner"), in favor of PDS FINANCIAL CORPORATION, a Minnesota corporation, of 6442 City West Parkway, Suite 300, Minneapolis, MN, 55344, as Mortgagee ("Mortgagee").

       WHEREAS,  the Shipowner, upon documentation of the  Vessel
(as such term is hereinafter defined) with the United States Coast Guard, will be the sole owner of the whole (100%) of the self-propelled vessel "M/V Showboat", Official Number __________, described more fully in the Granting Clause hereof (the "Vessel").

        WHEREAS, Mortgagee has leased (the "Lease") to the Shipowner certain equipment (the "Equipment") having an original purchase price equal to $11,000,000.00 pursuant to the terms and conditions of a Master Lease Agreement (the "Lease") dated February 21, 1997 and various Lease Schedules thereto (each Lease Schedule a "Schedule" and collectively the "Schedules").

       WHEREAS, the Shipowner has agreed to execute this Mortgage in favor of Mortgagee to secure Shipowner's obligations under the Lease and the Schedules (collectively, the "Lease").

      NOW, THEREFORE, WITNESSETH:

                        GRANTING CLAUSE

        THAT, in consideration of the premises and of the additional covenants contained herein and of other good and valuable consideration, the receipt of which is hereby acknowledged, and in order to secure the full payment of all charges, fees and other sums owing under the Lease and all amounts owing to the Mortgagee by the Shipowner, as provided in this Mortgage, and to secure the due performance and observance of all of the agreements and covenants contained in the Lease, subject to the terms and conditions of that certain Intercreditor Agreement (the "Intercreditor Agreement") entered into by and among the Shipowner, Mortgagee and Firstar Bank of Minnesota, N.A. dated February 21, 1997, the Shipowner by these presents grants, conveys, pledges, confirms, renews, assigns, transfers, mortgages and sets over, and shall warrant and defend unto the Mortgagee the whole (100%) of the following Vessel described as follows:

OFFICIAL NUMBER     HOME PORT                     VESSEL NAME

_______________     _________________________     M/V SHOWBOAT

(such Vessel being duly documented in the name of the Shipowner under the laws of the United States), together with all its components, engines, boilers, machinery, masts, boats, anchors, cables, chains, rigging, tackle, equipment, gaming equipment, apparel, furniture, capstans, outfit, tools, pumps, gears, furnishings, appliances, fittings and spare and replacement parts and all other appurtenances thereto appertaining or belonging, whether now owned or hereafter acquired, whether on board or not on board, and also any and all additions, improvements and replacements hereinafter made in or to said Vessel or any part thereof, including all items and appurtenances as aforesaid; provided, that the foregoing shall be deemed to cover the whole (100%) of the Vessel, and shall not include any property other than a "vessel" within the meaning of Chapter 313 of Title 46 of the United States Code, as amended (the "Ship Mortgagee Act").

       TO HAVE AND TO HOLD, subject to Section 4.06(b), all and singular the above mortgaged and described Vessel unto the Mortgagee, its successors and assigns, to its and their own use and benefit forever.

       THE SAID Vessel to remain mortgaged to the Mortgagee until such time as the

Mortgagor's obligations secured hereby are otherwise satisfied and discharged in accordance with the terms thereof, and this Mortgage, and all other sums that may be secured by this Mortgage, are paid in accordance with the respective terms hereof, and all of the obligations assumed herein shall have been complied with.

       IT IS HEREBY COVENANTED, DECLARED AND AGREED that the property above described is to be held subject to the further covenants, conditions, provisions, terms and uses hereinafter set forth.

                           ARTICLE I

               PARTICULAR COVENANTS OF SHIPOWNER

      The Shipowner hereby further agrees to the additional terms and conditions hereinafter set forth.

       SECTION 1.01. The Shipowner will comply with and satisfy all of the provisions of applicable laws and regulations of the United States of America, as at any time amended, including, without limitation, laws and regulations relating to citizenship of the Shipowner, in order to establish and maintain this Mortgage as a preferred ship mortgage upon the Vessel and upon all components, replacements and improvements made in or to the Vessel for the amounts secured hereby. The Shipowner also agrees to execute and record from time to time, at its expense and at reasonable advance intervals, such additional instruments as may be necessary or appropriate so that this Mortgage may be established and preserved as a valid preferred ship mortgage on the Vessel and all components, improvements, renewals and substitute parts subject to no prior Liens, except Permitted Liens, until the obligations of Mortgagor hereby secured shall have been satisfied in full and all of the obligations assumed herein shall have been complied with.

      SECTION 1.02.

       (a) Prior to any repair or construction on or to the Vessel by any shipyard, shipbuilder, contractor or otherwise, the Shipowner shall cause any agreement between the Shipowner and such shipyard, shipbuilder, contractor or other party with respect to such repair or construction, except any such agreement entered into prior to or as of the date hereof in connection with the Contemplated Improvements, to expressly provide that (i) title to the Vessel shall remain with the Shipowner, subject to the Lien granted under this Mortgage, and (ii) any additions, replacements, and substitutions to the Vessel (together with all goods, materials, equipment and other personal property affixed to the Vessel) shall be part of the Vessel, subject to this Mortgage.

       (b) Notwithstanding the foregoing, at least thirty (30) days prior to such time, if any, that the Vessel shall be eligible or required under Chapter 121 of Title 46 of the United States Code or other Applicable Law to be redocumented or remeasured or reclassified with the United States Coast Guard or other appropriate Governmental Authority as a successor vessel of the Vessel, whether as a.result of any construction, repair or improvement to the Vessel or otherwise, the Shipowner shall provide the Mortgagee with written notice of such potential eligibility for or requirement of redocumentation or remeasurement or reclassification. Whether or not the Shipowner provides such notice to the Mortgagee, the Shipowner shall promptly take, as soon as the Vessel is eligible for redocumentation or remeasurement or reclassification, any and all such actions necessary to obtain such redocumentation or remeasurement or reclassification and in the event this Mortgage shall, as a result of such redocumentation or remeasurement or reclassification or any failure to obtain any redocumentation or remeasurement or reclassification within any required period of time after application for such redocumentation or remeasurement or reclassification has been made, fail to be a valid preferred ship mortgage, simultaneously therewith execute, acknowledge and deliver to the Mortgagee a preferred ship mortgage in the form of this Mortgage, subject to no additional prior Liens.

       (c) To the extent permitted by Applicable Law, the form of any mortgage to be delivered to the Mortgagee pursuant to this
Section 1.02 shall be subject to such changes, additions or modifications resulting from any changes in Applicable Law as of the date hereof, as is deemed necessary or appropriate, in the sole discretion of the Mortgagee, in order to establish and maintain a perfected preferred ship mortgage in the Vessel and to entitle the Mortgagee to the same rights and benefits as if such mortgage were executed and delivered as of the date hereof subject to no prior Liens, except Permitted Liens.

        SECTION 1.03. The Vessel shall, and the Shipowner covenants that it will, at all times comply with in all material respects, shall not permit the Vessel to be operated contrary to, all applicable laws, treaties and conventions, and rules and regulations issued thereunder and will not engage in any unlawful trade or violate any law or carry any cargo that will expose any of the Vessel to penalty, forfeiture or capture, and will not do, or suffer or permit to be done, anything which can or may injuriously affect the documentation of the Vessel under the laws and regulations of the United States of America and will at all times keep the Vessel duly documented thereunder. The Shipowner shall do everything necessary to establish and maintain this Mortgage as a first preferred ship mortgage on the Vessel, subject to no prior Liens, except Permitted Liens, and execute and deliver any amendments, addenda or assignments to this Mortgage as Mortgagee from time to time may require in its sole judgment.

       SECTION 1.04. The Shipowner shall, at the Shipowner's expense, at all times maintain the Vessel in thorough repair and working order, ordinary wear and tear excepted, and shall make all proper renewals and replacements. The Mortgagee shall have the right at any time, on reasonable notice, to inspect or survey the Vessel to ascertain its condition and to satisfy itself that the Vessel is being properly repaired and maintained, and the Shipowner shall cause to be made all such repairs, without expense to the Mortgagee, as such inspection or survey may show to be required to the satisfaction of the Vessel's salvage association, classification society, the United States Coast Guard, or any other federal, state or local regulatory agency, as the case may be. The Shipowner shall also permit the Mortgagee to inspect the

Vessel's rough and smooth logs, whenever requested, on reasonable notice, and shall furnish the Mortgagee with full information regarding any casualties or other material accidents or damage to the Vessel. The Shipowner shall further permit the Mortgagee to inspect the Vessel's papers and examine the Shipowner's accounts and related papers, and at the request of the Mortgagee, certify monthly that all wages and other claims whatsoever which might have given rise to a Lien upon the Vessel shall have been paid, subject to this Mortgage.

       SECTION 1.05. The Shipowner will pay and discharge, or cause to be paid and discharged, when due and payable from time to time, all taxes, assessments, governmental charges, fines and penalties lawfully imposed on the Vessel or any income therefrom.

       SECTION 1.06. The Shipowner will not change the flag or home port of the Vessel without the prior written consent of the Mortgagee, and any such written consent to any one change of the flag or home port shall not be construed to be a waiver of this provision with respect to any subsequent proposed change of the flag or home port. The Shipowner shall not permit the Vessel to leave the continental United States of America.

        SECTION 1.07. The Shipowner will not sell, lease, mortgage, demise, charter or consent to the sale, mortgage, demise, charter, or transfer of the Vessel, or any interest therein, without the prior written consent of the Mortgagee. Any such written consent to any one sale, lease, mortgage, demise, charter or transfer shall not be construed to be a waiver of this provision with respect to any subsequent proposed sale, lease, mortgage, demise, charter or transfer, and any such subsequent proposed sale, mortgage, lease, demise, charter or transfer of the Vessel (or any interest therein) shall be subject to the provisions of this Mortgage and the Lien hereof.

      SECTION 1.08.

      (a) Neither the Shipowner nor any charterer, operator or master of the Vessel nor any other person or entity has and/or shall have any right, power or authority to create, incur or permit to be placed or imposed upon the Vessel, or any part thereof, any Liens, other than (i) maritime liens for crew's wages from a current voyage or salvage (which shall be discharged promptly and, in any event, within forty-five (45) days unless Shipowner causes any Liens asserted against the Vessel to be discharged forthwith and such Liens are being contested in appropriate proceedings diligently conducted, so long as such proceedings do not involve a significant risk of sale, forfeiture or loss of the Vessel or interest therein), (ii) the Firstar Mortgage (as such term is defined in the Intercreditor Agreement) and any financing statements filed in connection therewith, and
(iii) this Mortgage (collectively the "Permitted Liens").

       (b) The Shipowner will exhibit and will cause to be retained at all times, a certified copy of this Mortgage and of any amendments or supplements hereto or assignments hereof, on board the Vessel and will cause such certified copy to be exhibited on demand, to any person or entity having business with the Vessel and to any representative of the Shipowner, the Mortgagee or any assignee thereof. Unless otherwise approved by the Mortgagee, a notice reading as follows, printed in plain type of such size that each paragraph of reading matter shall cover a space not less than six (6) inches wide by nine (9) inches high, and framed under glass, shall be placed and kept prominently displayed on the Vessel:

                       NOTICE OF MORTGAGE

       This Vessel is owned by Showboat Marina Casino Partnership and is covered by a preferred ship mortgage in favor of Firstar Bank of Minnesota, N.A., successor-in-interest to American Bank National Association ("Firstar"), as mortgagee. Under the terms of said mortgage, no owner, operator, charterer, cargo owner, subcharterer or the master of this Vessel, or any other person or entity, has the right, power or authority to create, incur or permit to exist on this Vessel any lien whatsoever other than liens for crew's wages from the current voyage and salvage or otherwise permitted by such mortgage. Firstar has consented to this Mortgage pursuant to the Intercreditor Agreement.

       Shipowner shall change at Shipowner's cost such notice to reflect the identity of any successor Mortgagee.

      SECTION 1.09.

       (a) The Shipowner will, at its own expense, when and so long as this Mortgage shall be outstanding, carry all necessary insurance on and with respect to the Vessel and its operation (and all additions, improvements and replacements made in and to the Vessel, or any part thereof) and keep them insured, by financially sound and reputable insurers of a character usually insuring entities engaged in the same or similar business and similarly situated as Shipowner, against loss or damages of all kinds and in the amounts customarily insured against by such entities or as the Mortgagee shall from time to time reasonably require.

      (b) If the Mortgagee takes possession of the Vessel, the insurance policy or policies and any unearned or returned premiums thereon shall, at the option of the Mortgagee, become the sole property of the Mortgagee upon the Mortgagee's crediting the amount of any unearned premium upon the obligations of the Mortgagor secured hereby; provided, however, that nothing in this provision shall impose upon the Mortgagee any duty to determine the adequacy of any insurance.

       (c) In the event of any insured loss which is not greater than $100,000, the Shipowner shall have the sole right to settle any and all losses and claims. In the event of any insured loss in excess of $100,000, Mortgagee may but shall not be obligated to make proof of loss if such proof of loss is not promptly made by the Shipowner, and the payment for any such loss shall be made by the insurer directly to Mortgagee or its assigns.

       (d) In the event the Shipowner fails to provide, maintain, keep in force or deliver and furnish to Mortgagee the policies of insurance required by this Section, Mortgagee may, after providing at least three (3) days prior written notice to the Shipowner, procure such insurance for risks covering Mortgagee's interest, and the Shipowner will pay all premiums thereon promptly upon demand by Mortgagee, and until such payment is made by the Shipowner the amount of all such premiums together with a late charge on such amount equal to four percent (4%) of the amount past due or any part thereof, as reimbursement for administrative costs and not as a penalty, which amount shall be secured by this Mortgage.

        (e)     During  the  continuance  of  (i)  a  taking   or
requisition of the use of the Vessel by any United States government or governmental body, or (ii) a charter of the use of the Vessel by any United States government or governmental body, the provisions of this Section shall be deemed to have been complied with in all respects if such United States government or governmental body shall have agreed to reimburse the Shipowner for loss or damage resulting from the risks indicated in this Section, or if the Shipowner shall be entitled to just compensation therefor. In the event of any taking, requisition, charter or loss contemplated by this Section 1.09(e), the Shipowner shall promptly furnish to the Mortgagee a Shipowner's Certificate stating that such taking, requisition, charter or loss has occurred and that the United States government or governmental body in question has agreed to reimburse the Shipowner for loss or damage resulting from the risks indicated in Section 1.09(a) or that the Shipowner is entitled to just compensation therefor. All amounts received by the Shipowner from the United States government or governmental body as a result of any taking, requisition, charter or loss contemplated by this Section shall be paid to Mortgagee or its assigns.

       (f) The Shipowner shall not, without the prior written consent of the Mortgagee, do any act, or voluntarily suffer or permit any act to be done, whereby any insurance required by this
Section 1.09 shall or may be suspended, impaired or defeated, or suffer or permit the Vessel to engage in any voyage, to carry any cargo, or engage in any other activity not permitted under the policies of insurance then in effect without procuring insurance satisfactory to the Mortgagee covering the Vessel in all respects for such voyage, the carriage of such voyage or such activity.

       (g) In the event that any claim or Lien is asserted against the Vessel for loss, damage or expense which is covered by insurance hereunder, and it is necessary for the Shipowner to obtain a bond or supply other security to prevent arrest, detention or attachment of the Vessel or to obtain the release of the Vessel from arrest, detention or attachment on account of said claim or Lien, the Mortgagee, at the written request of the Shipowner may, but it shall not be required to, assign all of its right, title and interest in and to said insurance covering such loss, damage or expense, to any person, firm or corporation executing a surety or guaranty bond or other agreement to save or to release the Vessel from such arrest, detention or attachment as collateral security to indemnify against liability under said bond or other agreement.

       (h) At Mortgagee's option, all policies of required insurance shall either have attached thereto a lender's loss payable endorsement for the benefit of Mortgagee in form satisfactory to Mortgagee and shall name Mortgagee as an additional insured and loss payee. The Shipowner shall deliver to the Mortgagee copies of the original policies evidencing insurance maintained under this Section, together with any certificates covering such policies.

                           ARTICLE II

          REPRESENTATIONS AND WARRANTIES OF SHIPOWNER

       The Shipowner hereby represents, warrants and further covenants to and for the benefit of Mortgagee as follows:

       SECTION 2.01. The Shipowner is a partnership organized, validly existing and in good standing under the laws of the State of Indiana and has all requisite organizational power and authority and the legal right to own and operate its properties and to carry on its business as presently conducted. The Shipowner has all requisite organizational power and authority to enter into this Mortgage and to carry out the transactions contemplated hereby.

      SECTION 2.02.

       (a) The execution and delivery by the Shipowner of this Mortgage (together with the Declaration of citizenship attached hereto as Exhibit B) and the consummation by the Shipowner of the transactions contemplated hereby have been duly and validly authorized by all necessary organizational action on the part of the Shipowner. This Mortgage has been duly and validly executed and delivered by the Shipowner. This Mortgage is a valid and binding obligation of the Shipowner enforceable against the Shipowner in accordance with its terms, except that enforceability may be limited by (i) equitable principles, (ii) bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights, (iii) limitations imposed by applicable laws upon the enforceability of rights to indemnification, and (iv) commercial reasonableness.

       (b) The execution, delivery and performance by the Shipowner of this Mortgage and the consummation of the
transactions  contemplated  hereby,  do  not  (i)   violate   any
provision of the organizational documents, if any, of the Shipowner, or any charter of the Vessel (ii) conflict with, result in a breach of or constitute (or, with the giving of notice or lapse of time, or both, constitute) a default under, or require the approval or consent of any Person (other than those consents previously obtained) pursuant to, any material note, bond, mortgage or any franchise, license, permit, agreement or other instrument or obligation of the Shipowner or violate any provision of Applicable Law binding on the Shipowner, or (iii) result in the creation or imposition of any Lien upon any of the Shipowner's assets except for Liens created under this Mortgage. Except for filings and recordings in connection with the perfection of Liens created by this Mortgage, the Lease and Schedules, no Governmental Approval (other than those consents previously obtained) is or will be required in connection with the execution, delivery and performance by the Shipowner of this Mortgage or the consummation of the transactions contemplated hereby.

       SECTION  2.03.  The Shipowner is a citizen of  the  United
States within the meaning of Section 2 of the Shipping Act of 1916, as amended.

       SECTION 2.04. The Shipowner is the sole owner and is lawfully possessed of the whole (100%) of the Vessel, free from any security interests, liens, charges or encumbrances other than this Mortgage and Liens permitted hereunder. Upon filing of this Mortgage with the U.S. Coast Guard, this Mortgage shall constitute a valid and perfected preferred ship mortgage in favor of the Mortgagee subject to no prior Liens other than Permitted Liens. The Shipowner will warrant and defend title to and possession of the Vessel and every part thereof against, and will hold harmless the Mortgagee from and against, any and all claims and demands of any persons arising as the result of any Lien, charge or encumbrance on the Vessel, provided that the foregoing shall not apply to Permitted Liens.

                          ARTICLE III

                     DEFAULTS AND REMEDIES

       SECTION 3.01. The occurrence and continuance of one or more of the following events shall constitute an "Event of Default";

       (a) The Shipowner shall fail to pay any payment of Rent due or to become due under the Lease or the Schedules when due and payable subject to the terms of the Lease and the Schedules;

       (b) Any representation or warranty made in, under or pursuant to this Mortgage shall have been false or misleading in any materially adverse respect as of the date on which such representation or warranty was made;

       (c) This Mortgage, at any time after its execution and delivery and due recording with the United States Coast Guard for any reason, shall cease to constitute a valid and perfected preferred ship mortgage;

       (d) Shipowner shall fail to pay when due any amount required to be paid by Shipowner under this Mortgage or timely to observe, perform or discharge any obligation, term, condition, covenant or agreement contained herein or in the Lease or an event of default shall occur under the Lease, and any such failure or default shall remain unremedied according to the terms thereof;

       (e) With respect to Sections 1.09(a), 1.09(e) and 3.05 hereof, the Shipowner shall fail timely to observe, perform or discharge its obligations contained therein and any such failure shall remain unremedied for five (5) days after written notice to the Shipowner by Mortgagee;

      (f) Any "Event of Default" as defined in the Lease shall have occurred and be continuing thereunder; or

       (g) The Shipowner shall remove or attempt to remove the Vessel beyond the limits of the United States of America.

       SECTION 3.02. If any Event of Default shall have occurred and be continuing:

       (a) The Mortgagee may declare all aggregate rent then accrued and unpaid, together with the balance of any rent for the entire term of the Lease, and all additional lease charges due under the Lease, together with all other amounts owing to the Mortgagee under this Mortgage to be forthwith due and payable.

       (b) The Mortgagee may exercise all of the rights and remedies in foreclosure and otherwise given to mortgagees by laws of the United States of America or other applicable provisions of law, including but not limited to, the law of any jurisdiction in which the Vessel may be found.

      (c) The Mortgagee may bring suit at law, in equity or in admiralty, as it may be advised, to recover judgment for any and all amounts due under the Lease, this Mortgage or otherwise and collect the same out of any property of Shipowner, whether covered by this Mortgage or otherwise.

       (d) The Mortgagee may take and enter into possession of the Vessel at any time wherever the same may be, without legal process and without being responsible for loss or damage, and the Shipowner or other person in possession forthwith upon demand of the Mortgagee shall surrender to the Mortgagee possession of the Vessel and the Mortgagee may, without being responsible for loss or damage, hold, lay up, lease, charter, operate or otherwise use the Vessel for such time and upon such terms as it may deem to be for its best advantage, and demand, collect and retain, subject to Permitted Liens, all hire, freights, earnings, issues, revenues (excluding gaming revenues), income, profits, return of premiums, salvage awards or recoveries, recoveries in general average, and all other sums due or to become due in respect to any of the Vessel or in respect of any insurance thereon from any person or entity whomsoever.

       (e) The Mortgagee may take and enter into possession of the Vessel at any time, wherever the same may be, without legal process, or if it seems desirable to the Mortgagee and without being responsible for loss and damage, with or without taking possession of the Vessel, sell the Vessel, whether in whole or in component parts, at any place and at such time as the Mortgagee may specify and in such manner as the Mortgagee may deem advisable, free from any claim by the Shipowner in admiralty, in equity, at law or by statute, after first giving notice of the time and place of sale with a general description of the property in the following manner:

             (i) By publication of such notice for six (6) consecutive days (except Sunday) in a daily English language newspaper of general circulation published in the county in which the sale takes place or as designated by a United States District Court having jurisdiction in the circumstance; and

             (ii) By sending a similar notice to the Shipowner by registered mail on the date of first publication to the Shipowner at the address first specified hereinabove.

       (f) The Mortgagee may exercise all rights, privileges and remedies in foreclosure or otherwise given the Mortgagee under this Mortgage and by the Lease.

       SECTION 3.03. Any sale of the Vessel and/or their component parts made pursuant to this Mortgage, whether under the power of sale hereby granted or any judicial proceedings, shall operate to divest all right, title and interest of any nature whatsoever of the Shipowner therein and thereto (other than the right of the Shipowner to receive monies upon the application of funds in accordance with the terms of this Mortgage, and shall bar the Shipowner and its successors and assigns, and all persons claiming by, through or under them. No purchaser shall be bound to inquire whether notice has been given, or whether any default has occurred, or as to the propriety of the sale, or as to the application of the proceeds thereof. In case of any such sale, any holder of the Lease, whether by assignment or otherwise, shall be entitled, for the purpose of making settlement or payment for the property purchased, to use and apply the indebtedness evidenced under the Lease in order that there may be credited against the amount remaining due and unpaid thereon the sums payable out of the net proceeds of such sale to such holder after allowing for the costs and expenses of sale and other charges; and thereupon such holder shall be credited, on account of such purchase price, with the net proceeds that shall have been credited upon the Lease. At any such sale, any holder under the Lease, whether by assignment or otherwise, may bid for and purchase such property and upon compliance with the terms of sale may hold, retain and dispose of such property without further accountability therefor.

        SECTION 3.04. The Mortgagee is hereby irrevocably appointed attorney-in-fact of the Shipowner during the existence and occurrence of an Event of Default to execute and deliver to any purchaser aforesaid, and is hereby vested with full power and authority to make, in the name and in behalf of the Shipowner, subject to the Intercreditor Agreement, a good conveyance of the title to the Equipment on the Vessel and/or its component parts so sold. In the event of the sale of the Vessel and/or its component parts, under any power herein contained, the Shipowner will, if and when required by the Mortgagee, execute such form of conveyance of the Vessel and/or its component parts as the Mortgagee may direct or approve.

      SECTION 3.05.

       (a) The Mortgagee is hereby irrevocably appointed attorney-in-fact of the Shipowner during the existence of any Payment Default or Event of Default to demand, collect, receive, compromise and sue for, in the name of the Shipowner, so far as may be permitted by law and subject only to Permitted Liens, all freight, hire, earnings, issues, revenues (including without limitation any gaming revenues), income and profits of the Vessel and all amounts due from underwriters under any insurance thereon as payment of losses or as return premiums or otherwise, salvage awards and recoveries, recoveries in general average or otherwise, and all other sums thereafter due or to become due in respect of the Vessel, or in respect of any insurance thereon, from any person or entity whomsoever, and to make, give and execute in the name of the Shipowner acquittances, receipts, releases or other discharges for the same, whether under seal or otherwise, and to accept and endorse in the name of the Shipowner all checks, notes, drafts, warrants, agreements and other instruments in writing with respect to the foregoing, and the Shipowner authorizes the Mortgagee to take any such action.

       (b) If any legal proceedings shall be taken to enforce any right under this Mortgage, the Mortgagee shall be entitled as a matter of right to the appointment of a receiver of the Vessel and of the freights, hire, earnings, issues, revenues (excluding any gaming revenues), income and profits due or to become due and arising from the operation thereof.

       SECTION 3.06. In the event that the Vessel shall be arrested, attached or detained by a marshal or other officer of any court of law, equity or admiralty jurisdiction or by any government or other authority, the Shipowner shall within twenty-four (24) hours thereafter notify the Mortgagee in writing by telegram, facsimile or reputable overnight courier confirmed by letter by First Class U.S. Mail, and shall use its best efforts to obtain the release of the Vessel from arrest, attachment or detention within fifteen (15) days from the date of arrest, attachment or detention. In the event the Shipowner shall not have obtained the release of the Vessel from arrest, attachment or detention within fifteen (15) days from the date of arrest, attachment or detention, the Shipowner does hereby authorize and empower the Mortgagee, in the name of the Shipowner, or its successors or assigns, to apply for and receive possession of and to take possession of the Vessel with all the rights and powers that the Shipowner, or its successors or assigns, might have, possess or exercise in any such event; and this power of attorney shall be irrevocable and may be exercised not only by the Mortgagee but also by an appointee or appointees, with full power of substitution, to the same extent as if the said appointee or appointees had been named as one of the attorneys above named by express designation. The Shipowner authorizes and empowers the Mortgagee or its appointees or any of them to appear in the name of the Shipowner, its successors and assigns, in any court where a suit is pending against the Vessel because or on account of any alleged Lien against the Vessel from which the Vessel has not been released and to take such actions and/or proceedings as the Mortgagee or its appointees or any of them may deem proper towards the defense of such suit and the purchase, satisfaction or discharge of such Lien, and all expenditures to the extent reasonably made or incurred by them or any of them for the purpose of such defense or purchase, satisfaction or discharge shall constitute an additional indebtedness which shall be secured by this Mortgage in like manner and extent as if the amount and description-thereof were written herein.

      SECTION 3.07. Each and every power and remedy herein given to the Mortgagee shall be cumulative and shall be, in addition to every other power and remedy given herein, given to the Mortgagee pursuant to the Lease or now or hereafter existing at law, in equity, in admiralty or by statute, and each and every power and remedy whether herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Mortgagee, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other power or remedy. The exercise of any right or remedy shall not constitute an election of remedies by Mortgagee. No delay or omission by the Mortgagee in the exercise of any right or power or in the pursuit of any remedy accruing or above provided shall impair any such right, power or remedy. No provision of this Mortgage or the Lease shall be deemed to constitute a waiver by the Mortgagee of the preferred status of this Mortgage given by Chapter 313 of Title 46 of the United States Code, and any provision of this Mortgage which would otherwise constitute such a waiver shall to such extent be of no force and effect.

       To the fullest extent that it may lawfully so agree, the Shipowner covenants and agrees it shall not at any time insist upon, claim, plead, or take the benefit or advantage of any appraisement, valuation, stay, extension, moratorium, or redemption law now or hereafter in force in order to prevent, delay or hinder the enforcement of this Mortgage or the exercise by the Mortgagee of any of the remedies set forth in this Article III or the taking of possession of the Vessel by any purchaser at any sale held pursuant to this Mortgage; and the Shipowner, for itself and all who may claim through it, as far as it or they now or hereafter lawfully may do so, hereby waives the benefit of all such laws.

       SECTION 3.08. In case the Mortgagee shall have proceeded to enforce any right, power or remedy under this Mortgage by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Mortgagee, then, and in every such case, the Shipowner and the Mortgagee shall be restored to their former positions and rights hereunder with respect to the property subject or intended to be subject to this Mortgage, and all rights, remedies and powers of the Mortgagee shall continue as if no such proceedings had been taken.

      SECTION 3.09. The gross proceeds of the sale of the Vessel by the Mortgagee under any of the powers herein specified and any and all other monies received by the Mortgagee pursuant to or under the terms of this Mortgage or in any proceedings hereunder, the application of which has not elsewhere been specifically provided for herein or in the Lease shall be held by the Mortgagee and shall be applied as follows:

       First:   To  the  payment of all costs  and  expenses
     incurred by the Mortgagee in the exercise or administration of its rights and remedies hereunder, including the expenses of any sale, the expenses of any retaking, attorneys fees, court costs, and any other expenses or advances made or incurred by the Mortgagee in the administration or protection of its rights or the pursuit of its remedies hereunder;

      Second: To the payment of all unpaid payments of rent due and to become due for the entire term of the Lease and all other sums or charges due under the terms of the Lease, together with interest thereon, and to the payment of all other sums secured hereby, in such order of application as the Mortgagee may elect;

       Third:   To  the  payment of any  surplus  thereafter
     remaining to the Shipowner, or its successors or assigns, or as a court of competent jurisdiction may direct.

       In the event that the proceeds are insufficient to pay the amounts specified in the subclauses "First" and "Second" above, the Mortgagee shall be entitled to collect the balance from the Shipowner or any other person or entity liable therefor.

       SECTION 3.10. If the Shipowner shall make default in the observance or performance of any of the covenants, conditions or agreements in this Mortgage on its part to be performed or observed, the Mortgagee may in its sole discretion do all acts and make all expenditures necessary to remedy such default, including, without limitation of the foregoing, purchase of insurance, payment of taxes, claims and assessments, and entry upon the Vessel to make repairs, and the Shipowner shall promptly reimburse the Mortgagee, with interest at the rate of twelve and one-half percent (12.5%) for any and all expenditures so made or incurred and, until the Shipowner has so reimbursed the Mortgagee for such expenditures, the amount thereof shall be a debt due from the Shipowner to the Mortgagee and payment thereof shall be secured by the lien of this Mortgage in like manner and extent as if the amount and description thereof were written herein; but the Mortgagee, though privileged so to do, shall be under no obligation to make any such expenditures nor shall the making thereof relieve the Shipowner of any default in that respect.

       SECTION 3.11. Until an Event of Default shall have occurred and be continuing, the Shipowner shall be suffered and permitted to retain title to and possession of the Vessel.

       SECTION 3.12. Mortgagee may, if it so elects, seek the appointment of a receiver or keeper to take possession of the Vessel and to enforce any of Mortgagee's remedies with respect to such appointment without prior notice or hearing. The rights, remedies and powers of any receiver appointed by a court shall be as ordered by the court.

                           ARTICLE IV

                       CERTAIN AGREEMENTS

      SECTION 4.01. Regardless of the occurrence of a Default or Event of Default, the Shipowner agrees to pay to the Mortgagee any and all advances, charges, costs and expenses, including the fees and expenses of attorneys and any experts or agents, incurred by the Mortgagee, and this Mortgage shall also secure the repayment of such sums, in connection with (a) the administration of this Mortgage (b) the protection of its priority in the Vessel, including the discharging of any prior or junior Lien or adverse claim against the Vessel or any part thereof that is not permitted hereby, (c) the custody, preservation or sale of, collection from, or other realization upon, the Vessel, (d) the exercise or enforcement of any of the rights, powers or remedies of the Mortgagee under this Mortgage, the Lease or under Applicable Law, or (e) the failure by the Shipowner to perform or observe any of the provisions hereof. All such amounts and all other amounts payable hereunder shall be payable on demand, together with interest at the rate of twelve and one-half percent per annum.

      SECTION 4.02. All of the covenants, promises, stipulations and agreements of the Shipowner contained in this Mortgage shall bind the Shipowner and its successors and assigns and shall inure to the benefit of the Mortgagee and its respective successor and assigns. In the event of any assignment of this Mortgage, the term "Mortgagee", as used in this Mortgage, shall be deemed to include any such assignee.

       SECTION 4.03. This Mortgage may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

       SECTION 4.04.  If any provision of this Mortgage is deemed
to    be   invalid   or   unenforceable,   such   invalidity   or
unenforceability shall not affect the validity or enforceability of the remaining provisions of this Mortgage.

       SECTION 4.05. For purposes of the Ship Mortgage Act, the total principal amount of the debt secured by this Mortgage is $11,000,000.00, plus interest, expenses and fees and performance of the foregoing Mortgage covenants. The discharge amount is the same as the total amount.

      SECTION 4.06.

       (a) All notices and other communications under this Mortgage shall be in writing and shall be given in the manner set forth in the Lease. Unless otherwise specified in a notice given in accordance with the foregoing provisions of this Section, notices and other communications shall be given to the parties hereto at their respective addresses (or to their respective telecopier numbers) indicated in the Preliminary Mortgage Data section hereof.

       (b) Mortgagee shall promptly execute, deliver and acknowledge (if acknowledgment is appropriate) any necessary or proper instruments of termination, satisfaction or release to evidence the release of this Mortgage as and when permitted to be released pursuant to the Indenture or hereunder.

      (c) Capitalized terms not otherwise defined herein shall have the meanings set forth in the Lease.

       SECTION 4.07. WAIVER OF TRIAL BY JURY. THE SHIPOWNER AND THE MORTGAGEE HEREBY WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY
ACTION UNDER THIS MORTGAGE OR ANY ACTION ARISING OUT OF THE TRANSACTIONS CONTEMPLATED HEREBY, REGARDLESS OF WHICH PARTY INITIATES SUCH ACTION OR ACTIONS.

       THE SHIPOWNER SPECIFICALLY AGREES THAT IT HAS READ AND FULLY UNDERSTANDS EACH OF THE FOREGOING WAIVERS CONTAINED IN THIS MORTGAGE AND THAT SUCH WAIVERS ARE KNOWINGLY MADE, WITHOUT DURESS, ARE NEGOTIATED AND BARGAINED FOR TERMS OF THIS AGREEMENT, AND ARE MATERIAL INDUCEMENTS TO THE MORTGAGEE, WITHOUT WHICH THE LEASE WOULD NOT HAVE BEEN EXTENDED BY THE MORTGAGEE OR TO THE SHIPOWNER.

        SECTION 4.08. PAYMENTS SET ASIDE. Notwithstanding anything to the contrary herein contained, this Mortgage shall continue to be effective or be reinstated, as the case may be, if at any time any payment, or any part thereof, on the Lease or any other obligation secured hereby is rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be restored or returned by the Mortgagee in connection with any bankruptcy, reorganization or similar proceeding involving the Shipowner, any other party liable with respect to the Lease or any other obligation secured hereby or otherwise, if the proceeds of any such payment are required to be returned by the Mortgagee under any such circumstances. Without limiting the generality of the foregoing, if prior to any such rescission, invalidation, declaration, restoration or return, this Mortgage shall have been released or terminated, this Mortgage shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, discharge or otherwise affect the obligations of the Shipowner in respect of this Mortgage.

       SECTION 4.09. POWER OF ATTORNEY. The Shipowner hereby irrevocably appoints the Mortgagee, and its employees, agents and permitted assigns as the Shipowner's true and lawful attorneys-in-fact, with full power of substitution, to do all things required to be done by the Mortgagee under this Mortgage and to do all things that the Mortgagee may deem necessary or advisable to assure the attachment, perfection and first priority of this Mortgage (other than Permitted Liens) or otherwise to exercise the rights and remedies of the Mortgagee hereunder or carry out the intent of this Mortgage. Without limitation, the Mortgagee and its officers and agents shall be entitled to do all of the following, as fully as the Shipowner might:

       (a) to sign the name of the Shipowner on any documents necessary for the documentation or redocumentation of the Vessel or any successor vessel of the Vessel and to take all actions necessary to document or redocument such Vessel with the United States Coast Guard or other appropriate Governmental Authority; and

       (b) to sign in the name of the Shipowner on all or any mortgage described in Section 1.02 and to file such mortgage with the United States Coast Guard or other appropriate Governmental Authority, and to take such other action as Mortgagee, in its sole discretion, may elect in order to establish and maintain the Lien in the Vessel as a preferred ship mortgage upon the Vessel (subject to no prior Liens other than Permitted Liens) and all additions, improvements and replacements made in or to such vessel, or any part thereof.

       IN WITNESS WHEREOF, the parties have caused this Mortgage to be duly executed as of the day and year first above written.

                              MORTGAGOR/SHIPOWNER:

                              SHOWBOAT MARINA CASINO PARTNERSHIP,
                              an Indiana general partnership

                              By: SHOWBOAT MARINA PARTNERSHIP, an
                                  Indiana general partnership, its
                                  general partner

                              By: SHOWBOAT INDIANA INVESTMENT
                                  LIMITED PARTNERSHIP, a Nevada
                                  limited partnership, its general
                                  partner

                              By: SHOWBOAT INDIANA, INC., a Nevada
                                  corporation, its general partner

                              By:______________________________
                                   Name:_______________________
                                   Title:______________________


STATE OF INDIANA          )
                          ) SS
COUNTY OF _______________ )

     The foregoing instrument was acknowledged before me this ___ day of _________, 1997 by ________________, the _________________
of _________________________ on behalf of Showboat Marina  Casino
Partnership, an Indiana general partnership.


                                   ______________________________
                                   Notary Public

My Commission Expires:_______________

                              MORTGAGEE:

                              PDS FINANCIAL CORPORATION,
                              a Minnesota corporation

                              By:_______________________________
                              Its:______________________________


STATE OF ___________________  )
                              )
COUNTY OF __________________  )

     The foregoing instrument was acknowledged before me this ___ day of _____________, 1997 by _______________________________, the
_________________ of PDS Financial Corporation, a Minnesota corporation, on behalf of the corporation.


                              ________________________________
                              Notary Public

My Commission Expires:________________

                    INTERCREDITOR AGREEMENT

      This Intercreditor Agreement ("Agreement") is entered into as of the 21st day of February, 1997, by and among PDS Financial Corporation, a Minnesota corporation ("PDS"), Showboat Marina Casino Partnership, an Indiana Partnership ("Showboat") and Firstar Bank of Minnesota, N.A., a national banking association, as trustee ("Firstar").

                              RECITALS

      A. Showboat, with its partnership address at 400 East Chicago Avenue, East Chicago, Indiana 46312, upon documentation of the Vessel (as such term is hereinafter defined), will have purchased the M/V _________________________, Official Vessel Number __________ (the "Vessel"). Firstar is the bond trustee for certain financing involving Showboat and Showboat's affiliates (the "Firstar Financing") in connection with the purchase of the Vessel and completion of improvements thereto. The Firstar Financing is secured by a certain Preferred Ship Mortgage (the "Firstar Mortgage") encumbering the Vessel. Subject to certain conditions, PDS intends to provide Showboat with certain lease financing in connection with certain Equipment (as such term is hereinafter defined) to be located on the Vessel and used in connection with the gaming operations to be conducted by Showboat on the Vessel (the "PDS Financing"). The PDS Financing will be secured by a Preferred Ship Mortgage against the Vessel which such lien shall attach and be limited to the Equipment (the "PDS Mortgage").

      B. The parties hereto acknowledge that the execution and delivery of this Agreement is a condition precedent to PDS's willingness to provide the PDS Financing to Showboat.

                             AGREEMENT

      1. CONSENT. Firstar hereby consents to the execution and delivery by Showboat of the PDS Mortgage.

      2.    DEFINITIONS.   Except as otherwise provided  in  this
Agreement, capitalized terms used herein shall have the meanings set forth below:

           "PDS Debt" shall mean all indebtedness and liabilities of Showboat to PDS under, secured by or pursuant to: (a) the PDS Financing; (b) the PDS Mortgage; (c) all fees and reimbursement of expenses payable with respect to the PDS Mortgage; and (d) any and all extensions, renewals, amendments and modifications with respect to the PDS Financing and/or the PDS Mortgage.

           "Equipment" shall mean all equipment described on Attachment "A" hereto.

            "Firstar  Debt"  shall  mean  all  indebtedness   and
liabilities of Showboat to Firstar including but not limited to payments of principal and accrued interest under, secured by or pursuant to: (a) the Firstar Financing; (b) the Firstar Mortgage; (c) all fees and reimbursement of expenses payable with respect to the Firstar Financing and/or the Firstar Mortgage; and
(d) any and all extensions, renewals, amendments and modifications with respect to the Firstar Financing and/or the Firstar Mortgage.

          "PDS Event of Default" shall have the meaning set forth in the PDS Mortgage.

           "Firstar Event of Default" shall have the meaning set forth in that certain Indenture dated March 28, 1996 between Showboat, Showboat Marina Finance Corporation and Firstar.

     3.   PRIORITY OF LIENS.

           a. Except as otherwise expressly provided in this Agreement, any security interest or lien that Firstar now has or hereafter acquires in the Equipment, whether now existing or hereafter arising, is and shall be subordinate and inferior in every respect to any security interest or lien in the Equipment, whether now existing or hereafter arising, that PDS now has or hereafter acquires under the PDS Debt. The priorities specified herein are applicable irrespective of the time or order or recordation of preferred ship mortgages, the attachment or perfection of security interests, the time or order of filing of financing statements or whether any Equipment is in the possession of PDS, Firstar or Showboat.

           b. At a foreclosure sale of the Vessel, Firstar shall, if permitted by a court having jurisdiction of such foreclosure proceedings, credit bid the obligations owed under the PDS Debt, and if Firstar is the purchaser of the Vessel at a foreclosure sale confirmed by the court having jurisdiction of the foreclosure sale, Firstar shall hold the Equipment in trust for PDS and shall promptly after receiving possession of the Vessel (i) notify PDS that it has possession of the Vessel, (ii) provide PDS access to the Vessel to remove the Equipment, and
(iii) execute and deliver to PDS any documents or instruments as PDS may reasonably request to transfer title to the Equipment to PDS.

          c.   In holding the Equipment in trust for PDS:

                 (i). PDS shall be obligated to insure the Equipment against all damage, destruction, or other risk at PDS's sole cost and expense; and

               (ii). Firstar shall not incur an obligation as bailee with respect to the condition of the Equipment unless PDS and Firstar reach a different agreement in writing. PDS agrees to remove the Equipment from the Vessel within 30 days following notification from Firstar with respect to possession of the Vessel. If PDS fails to remove the Equipment within such 30-day period, Firstar, shall have the right to remove the Equipment and store the same and PDS agrees to reimburse Firstar for all costs and expenses relating to such removal and storage, plus interest at the rate of two percent over the prime rate as published in the Wall Street Journal, until paid.

          d. If it is necessary for PDS to bid at a foreclosure sale to protect its interests in the Equipment, then, if permitted by a court having jurisdiction over the foreclosure sale of the Vessel, PDS and Firstar may, but shall not be required to, jointly credit bid the obligations owed by Showboat under and pursuant to: (a) the PDS Debt; and (b) the Firstar Debt, and if they are the successful purchasers of the Vessel as a result of such credit bid, then upon confirmation of such foreclosure sale by the court: (a) Firstar shall provide PDS access to the Vessel to remove the Equipment which removal shall begin within 30 days of PDS receiving notice and shall be promptly completed; (b) Firstar shall execute and deliver any documents or instruments as PDS may reasonably request to transfer title to the Equipment to PDS; (c) PDS shall execute and deliver documents or instruments to transfer title to the Vessel without the Equipment to Firstar. The parties acknowledge and agree that if the court having jurisdiction of the foreclosure sale refuses to permit the joint bid pursuant to this paragraph, each party shall have the right to bid at the foreclosure sale to protect its own interest.

           e. Firstar and PDS shall not allege, institute, assert, or in any way assist or cooperate with the allegation, institution or assertion that the joint bid set forth in paragraph 3.d above shall not be permitted by the court having jurisdiction of the foreclosure sale.

     4. DAMAGE TO VESSEL DURING REPOSSESSION OF EQUIPMENT. The parties acknowledge that some items of the Equipment are attached to the Vessel and that removal of such Equipment from the Vessel by PDS may leave holes or disconnected conduit or other electrical connections in the Vessel and may otherwise cause damage to the Vessel. Notwithstanding the foregoing, PDS will use reasonable care not to damage the Vessel as a result of its removal of the Equipment and will repair any major damage to the Vessel that is caused as a result of the removal of the Equipment from the Vessel. The term "major damage" shall mean any collective damage to the Vessel caused as a result of removal of the Equipment in excess of $5000.00 in the aggregate.

     5.   LEGEND; FURTHER ASSURANCES.

           a. The parties shall cause each instrument or document which now or hereafter evidences all or any portion of the PDS Debt or the Firstar Debt to be conspicuously marked with the following legend:

       "This instrument is subject to the terms of an Intercreditor Agreement dated as of February ____,
       1997."

            b. Upon request, Firstar and PDS will execute all documents and instruments reasonably necessary to evidence or carry out the provisions of this Agreement.

        6.    NO IMPAIRMENT OF SHOWBOAT'S OBLIGATIONS.  Nothing
  contained in this Agreement shall impair, as between Showboat, PDS and Firstar, the obligations of Showboat, which are unconditional and absolute, to pay the PDS Debt and the Firstar Debt as and when all or any portion thereof shall become due and payable in accordance with its terms or prevent Firstar or PDS from exercising all of their rights, powers and remedies provided by agreement, applicable law or otherwise in accordance with the terms hereof. Nothing in this Agreement shall impair Firstar's or PDS's rights under any other security interest, lien or mortgage in any other property of Showboat. This Agreement is solely for the benefit of Firstar and PDS and is not for the benefit of Showboat, any guarantor or any other third party.

        7. DOCUMENTATION OF VESSEL; FILING OF PDS MORTGAGE. Showboat shall cause, as soon as practicable after construction has been sufficiently completed to permit such actions (but in no event later than five (5) business days after title to the Vessel has been conveyed to Showboat), the Vessel to be a newly documented United States vessel with the United States Coast Guard, and to file and perfect the PDS Mortgage. Showboat shall also cause, as soon as practicable after filing of the PDS Mortgage with the United States Coast Guard, Financing Statements to be filed with respect to the Equipment with the Secretary of State of Indiana and the Office of the Lake County Recorder. In no event shall the Vessel be titled under the laws of any state, including the State of Indiana.

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        8.    PRIORITY OF LIENS.  Firstar and PDS have or  will
  forthwith take preferred ship mortgages pursuant to 46 U.S.C.
  Section 31322, and nothing contained in this agreement is intended to or shall be construed or shall operate to prevent said mortgages from constituting "preferred" mortgages as
  that  term is defined in 46 U.S.C. Section 31322.   Upon  the
  execution of this Agreement, Firstar and PDS agree that any maritime lien presently held by Firstar or PDS against the Vessel shall not constitute a "preferred maritime lien," as that term is defined in 46 U.S.C. Section 31303(5) and that the preferred status of any such "preferred maritime lien," if any, is hereby waived as a means to insure that: (a) upon proper filing of the PDS Mortgage with the appropriate United States Coast Guard authorities, the PDS Mortgage shall be senior to all liens on the Vessel but such lien shall only be utilized to secure its interest in the Equipment; and (b)
  upon   proper  filing  of  the  Firstar  Mortgage  with   the
  appropriate  United  States  Coast  Guard  authorities,   the
  Firstar Mortgage shall be senior to all liens on the Vessel except for the PDS Mortgage; all pursuant to 46 U.S.C.
  Section 31322.

        9. DURATION. This Agreement is of a continuing nature, and it shall continue in force so long as any portion of the Firstar Debt or PDS Debt remains unpaid; provided, however, this Agreement shall terminate at such time as the PDS Debt is paid in full, so long as such termination or payment does not result in or constitute a breach or violation of this Agreement; provided, further, however, this Agreement shall still be in effect if any payment, or any part thereof, on any such indebtedness, obligations or liabilities is rescinded or otherwise must be restored or returned upon the bankruptcy of Showboat, or upon or as a result of the appointment of a conservator of Showboat, or otherwise, all as though such payments had not been made.

        10. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon Firstar and PDS and their respective successors and assigns; provided that this Agreement shall not be assignable by Firstar and PDS except in conjunction with the assignment of the PDS Debt or the Firstar Debt, as the case may be, and the assumption by the assignee, in writing, of the terms and provisions of this Agreement. Firstar and PDS will provide the other parties with prompt written notice of any assignment of the Firstar Debt or the PDS Debt, respectively and a copy of the document whereby the assignee shall have agreed to be bound by the terms and provisions of this Agreement.

        11. GOVERNING LAW; REMEDIES. This Agreement shall in all respects be governed by, and construed and enforced in accordance with, Federal Admiralty Law and to the extent not within Admiralty jurisdiction the laws of the State of Indiana, except for its rules relating to the conflicts of law. The parties acknowledge that the provisions of this Agreement are unique and money damages may not provide an adequate remedy for any breach thereof, and each party may seek specific performance and other equitable remedies for any breaches under this Agreement.

         12. AMENDMENT AND WAIVERS. Except as otherwise provided herein, this Agreement may be changed, modified or waived only by a written document signed by Firstar and PDS. No delay or failure by any party to exercise any right, power or remedy hereunder shall affect or operate as a waiver hereunder.

       13.  NOTICES.

             a. All notices to be given under this Agreement must be in writing and will be effective only when given at the addresses and to the attention of the persons stated below, or at such other address or to the attention of such other person as the recipient has previously designated in writing to the sending party. No party is obligated to give any other party any notices under this Agreement except as expressly set forth herein.

             b. Any communication or notice so addressed and mailed shall be deemed to be given three days after mailing. Any communication or notice otherwise delivered shall be deemed to be given when answered-back if telexed, when receipt is acknowledged if telecopied, or personally delivered.

        14. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof and the transactions contemplated hereby.

        15. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts each of which, when so executed and delivered, shall be an original, and all such counterparts shall together constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

  FIRSTAR BANK OF MINNESOTA,         PDS FINANCIAL CORPORATION,
  N.A., a national banking      a Minnesota corporation
  association


  By:_______________________         By:_______________________
  Its:______________________         Its:______________________


                                     SHOWBOAT MARINA
                                     CASINO PARTNERSHIP,
                                     an Indiana general
                                     partnership

                                     By:  SHOWBOAT MARINA PARTNERSHIP,
                                          an Indiana general partnership,
                                          its general partner

                                     By:  SHOWBOAT INDIANA INVESTMENT
                                          LIMITED PARTNERSHIP,
                                          a Nevada limited partnership,
                                          its general partner

                                     By:  SHOWBOAT INDIANA, INC.,
                                          a Nevada corporation,
                                          its general partner


                                     By:____________________________

                                          Name:_____________________

                                          Title:____________________

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